Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual report on Form 10-K-A of Golden Growers Cooperative, (the “Cooperative”) for the fiscal year ended December 31, 2024, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Scott Stofferahn, as the Executive Vice President, serving as Chief Executive Officer and Chief Financial Officer of the Cooperative, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Cooperative.

Date: September 17, 2025	/s/ Scott Stofferahn
Scott Stofferahn
Executive Vice President, Chief Executive Officer and
Chief Financial Officer